UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 1, 2017
Date of Report (Date of earliest event reported)

Flex Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

800 Boylston Street, 24th Floor Boston, MA	02199
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 874-1821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 2.02                                           Results of Operations and Financial Condition.

On August 2, 2017, Flex Pharma, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2017, the Company entered into an Amended and Restated Executive Employment Agreement with William McVicar, President and Chief Executive Officer (the "Agreement"). Pursuant to the Agreement, Dr. McVicar will receive an annual base salary of $475,000 and is eligible for an annual bonus that targets fifty percent (50%) of his annualized base salary based upon an assessment of Dr. McVicar's performance and the attainment of targeted goals established for the Company by the Board of Directors of the Company. In the event that he is terminated without Cause (as defined in the Agreement) or resigns for Good Reason (as defined in the Agreement) prior to a Change in Control (as defined in the Agreement), Dr. McVicar will be entitled to severance in the form of salary continuation for 12 months at his then-current base salary and the Company will pay, for up to 12 months, that portion of the COBRA premiums that the Company paid prior to such termination. In the event that he is terminated without Cause or resigns for Good Reason during the period beginning 30 days prior to and ending 12 months following a Change in Control, Dr. McVicar will be entitled to severance in the form of salary continuation for twelve months at his then-current base salary and the target bonus payment for the year in which the termination occurs. Dr. McVicar will also be eligible for all other compensation and benefit plans available to the Company's employees.

The foregoing description of the terms of the Agreement does not purport to be a complete description and is qualified in its entirety by reference to the Amendment that will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the three months ending September 30, 2017.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release of Flex Pharma, Inc. dated August 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flex Pharma, Inc.

Dated: August 2, 2017
	By:	/s/ Robert Hadfield
Robert Hadfield
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Flex Pharma, Inc. dated August 2, 2017.